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                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

                                  TO THE HOLDERS OF:
 BANK OF                          CORPORATE BAND-BACKED CERTIFICATES
   NEW                            SERIES 1997-CHR-1
  YORK                            CLASS A-1 CERTIFICATES
                                                     CUSIP NUMBER:  219-87H-AG0

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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending:              AUGUST 2, 2004

INTEREST ACCOUNT
Balance as of        February 2, 2004                                                                              $0.00
      Schedule Income received on securities........................................                       $1,862,500.00
      Unscheduled Income received on securities.....................................                               $0.00
      Interest Received on sale of Securties........................................                               $0.00
LESS:
      Distribution to Class A-1 Holders.............................................    $1,122,441.00
      Trustee Fees..................................................................        $2,250.00
      Fees allocated for third party expenses.......................................            $0.00
Balance as of        August 2, 2004                                                          Subtotal              $0.00


PRINCIPAL ACCOUNT
Balance as of        February 2, 2004                                                                              $0.00
      Scheduled Principal payment received on securities............................                         $737,809.00
      Principal received on sale of securities......................................                               $0.00
LESS:
      Distribution to Class A-1 Holders.............................................      $737,809.00
      Distribution to Swap Counterparty.............................................            $0.00
Balance as of        August 2, 2004                                                          Subtotal              $0.00
                                                                                              Balance              $0.00
                UNDERLYING SECURITIES HELD AS OF: August 2, 2004

                          $50,000,000 7.45% Debentures
                                    Issued by
                                  CHRYSLER CORP

                              CUSIP# : 171-196-AS7

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